LOANS RECEIVABLE	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
LOANS RECEIVABLE
NOTE C - LOANS RECEIVABLE

The composition of the loan portfolio, including loans held for sale, at December 31 was as follows:

	2014	2013
	(In thousands)

One- to four-family residential	$231,626	$236,236
Multi-family residential	20,501	22,805
Construction	8,327	7,141
Commercial	81,357	72,755
Consumer	921	2,278
	342,732	341,215
Less:
Undisbursed portion of loans in process	4,300	3,157
Deferred loan origination fees	(899)	(476)
Allowance for loan losses	2,236	1,697

	$337,095	$336,837

The recorded investment in loans was as follows as of December 31, 2014:

	One-to four
	Family	Multi-family
	Residential	Residential	Construction		Commercial	Consumer	Total
	(In thousands)
Purchased loans	$64,778	$3,345	$-		$24,580	$133	$92,836
Fair value discount - Credit impaired purchased loans	(972)	(3)	-		(323)	-	(1,298)
Fair value discount – Non-impaired purchased loans	(298)	(26)	-		(113)	(14)	(451)
Purchased loans book value(3)	63,508	3,316	-		24,144	119	91,087
Originated loans (1)	168,118	17,185	8,327	(2)	57,213	802	251,645

Ending balance	$231,626	$20,501	$8,327		$81,357	$921	$342,732

(1)	Includes loans held for sale
(2)	Before consideration of undisbursed Loans-in-process
(3)	Loans purchased in acquisition of First Franklin

The carrying amount of purchased loans consisting of credit-impaired purchased loans and non-impaired purchased loans is shown in the following table as of December 31, 2014.

		Credit
	Non-impaired	Impaired
	Purchased Loans	Purchased Loans
	(In thousands)
One-to-four family residential (1)	$59,478	$4,030
Multi-family residential	2,956	360
Construction	-	-
Commercial	17,815	6,329
Consumer	118	1
Total	$80,367	$10,720

(1)	Includes home equity lines of credit

Activity during 2014 for the accretable discount related to acquired credit impaired loans is as follows:

(In thousands)
Accretable discount at December 31, 2013:	$1,305
Reclass from nonaccretable difference to accretable discount	5,669
Less transferred to other real estate owned	(96)
Less accretion	(673)
Accretable discount at December 31, 2014:	$6,205

The recorded investment in loans was as follows as of December 31, 2014. Subsequent to acquisition, we regularly evaluate our estimates of cash flows expected to be collected on purchased impaired loans. If we have probable decreases in cash flows expected to be collected (other than due to decreases in interest rate indices and changes in prepayment assumptions), we charge the provision for credit losses, resulting in an increase to the allowance for loan losses. If we have probable and significant increases in cash flows expected to be collected, we first reverse any previously established allowance for loan losses and then increase interest income as a prospective yield adjustment over the remaining life of the loan, or pool of loans. Estimates of cash flows are impacted by changes in interest rate indices for variable rate loans and prepayment assumptions, both of which are treated as prospective yield adjustments included in interest income. Cheviot Financial’s allowance at December 31, 2014 does not include any credit quality discount related to loans acquired from First Franklin, other than $611,000 for certain one-to-four family residential and nonresidential and commercial real estate loans. Due to uncertainties in the evaluation of allowance for loan loss, it is at least reasonably possible that management’s estimate of the outcome will change within the next year.

The Corporation’s lending efforts have historically focused on one- to four-family and multi-family residential real estate loans, which comprise approximately $256.2 million and $263.0 million or 76%, and 78% of the net loan portfolio, at December 31, 2014 and 2013, respectively. Generally, such loans have been underwritten on the basis of no more than an 85% loan-to-value ratio, which has historically provided the Corporation with adequate collateral coverage in the event of default. Nevertheless, the Corporation, as with any lending institution, is subject to the risk that real estate values could deteriorate in its primary lending area of southwestern Ohio, thereby impairing collateral values.

In the ordinary course of business, the Corporation has made loans to its executive officers and directors. Loans to these officers and directors, as well as employees, are made at reduced interest rates and closing costs. These loans do not involve more than the normal risk of collectability. The aggregate dollar amount of loans to executive officers and directors totaled approximately $1.2 million and $1.3 million at December 31, 2014 and 2013, respectively. During the year ended December 31, 2014, one new mortgage loan totaling $133,000 and one new home equity line of credit totaling $100,000 was originated to an executive officer. During the year ended December 31, 2013, one new mortgage loan totaling $215,000 and one new home equity line of credit totaling $15,000 was originated to an executive officer. During the year ended December 31, 2013, there were principal disbursements totaling approximately $26,000. During the year ended December 31, 2012, one new mortgage loan was originated to an executive officer totaling $78,000. During the years ended December 31, 2014, 2013 and 2012, there were repayments of approximately $215,000, $195,000 and $148,000, respectively.

The Company participates in the Federal Home Loan Bank of Cincinnati’s Mortgage Purchase Program which provides the Company the ability to sell conventional mortgage loans in the secondary market. The program utilizes a Lender Risk Account (LRA) which is funded through the proceeds of individual mortgages sold. One LRA is established for each master commitment and the amount deposited into the LRA is approximately 0.30% to 1.75% of each original loan balance.

If a loss on an individual loan is in excess of homeowner equity and (if applicable) primary mortgage insurance, funds are withdrawn from the related LRA to cover the shortfall. The Company is eligible to receive LRA funds, net of any losses, beginning in the sixth year from the date a master commitment is fulfilled. The Company’s LRA totaled $3.1 million and $2.9 million at December 31, 2014 and 2013, with deferred income of $2.4 million and $2.5 million, respectively. The amount is reported in other assets and as deferred income as an estimate of fair value of amounts to be received and recognized as revenue under the program.